INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Taxes
INCOME TAXES

INCOME TAX RECOGNIZED IN THE CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

IN MILLIONS OF USD	2018	2017	2016
Current income taxes	(9.8)	(8.5)	(8.4)
of which corresponding to the current period	(9.8)	(8.5)	(7.3)
of which adjustments recognized in relation to prior years	-	-	(1.1)
Deferred income taxes	6.8	(34.4)	42.7
of which related to the origination or reversal of temporary differences	(4.9)	5.8	10.3
of which adjustments recognized in relation to prior years1	10.7	-	32.4
of which adjustments due to change in tax rates	1.0	(40.2)	-
Total	(3.0)	(42.9)	34.3

1	In 2018, deferred income tax in relation to prior years of USD 10.7 million refers mainly to reversals of allowances on deferred tax assets in connection with US tax losses carry forward (see note 26).

IN MILLIONS OF USD	2018	2017	2016
Profit before tax	68.8	32.3	15.5
Expected tax rate in %	26.8%	35.2%	36.2%
Tax at the expected rate	(18.4)	(11.3)	(5.6)
EFFECT OF
Different tax rates for subsidiaries in other jurisdictions	0.2	0.5	(0.2)
Effect of changes in tax rates on previously recognized deferred tax assets and liabilities	1.0	(40.2)	-
Non-deductible expenses	(2.3)	0.3	(0.5)
Net change of unrealized tax losses carry forward	-	(2.0)	(4.1)
Adjustments recognized in relation to prior year1	10.7	-	31.3
Income taxed in non-controlling interest holders	9.7	11.2	10.1
Other items2	(3.9)	(1.4)	3.3
Total	(3.0)	(42.9)	34.3

1	In 2018, deferred tax income in relation to prior years of USD 10.7 million refers mainly to reversals of allowances on deferred tax assets in connection with US tax losses carry forward.

2	Other items of USD 3.9 million consist mainly of US state taxes and charges under the new BEAT regulation.

The expected corporate income tax rate in % approximates the average income tax rate of the where the Group is active, weighted by the operating profit of the respective operations. For 2018, there have been no significant changes in these income tax rates and the change in the expected tax rate is a result of the US tax reform enacted in 2017. The tax expense of USD 3.3 million in 2018 was impacted by a tax benefit of USD 10.7 million from adjustments in relation to prior years primarily related to the release of valuation allowance against certain tax losses carry forward. This was offset by tax expense of USD 3.9 million primarily relating to the Base Erosion Anti Avoidance Tax and additional state tax liabilities. In December 2017, a significant decrease of the US federal income tax rate was enacted, applicable for the year 2018 and onwards. The reduction in the U.S. federal corporate income tax rate from 35 % to 21 % resulted in a net downward adjustment of USD 40.2 million in relation to deferred taxes in 2017.